Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of The Doe Run Resources Corporation, a New York corporation (the “Company”), on Form 10-K for the year ended October 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), David A. Chaput, the Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	June 2, 2004

By:	/s/ David A. Chaput
Name: David A. Chaput
Title: Chief Financial Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of The Doe Run Resources Corporation, a New York corporation (the “Company”), on Form 10-K for the year ended October 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), Jeffrey L. Zelms, the Vice Chairman, President and Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	June 2, 2004

By:	/s/ Jeffrey L. Zelms
Name: Jeffrey L. Zelms
Title: Vice Chairman, President and Chief Executive Officer